                                                                    EXHIBIT 99.1
                                                                    ------------

                                LEHMAN BROTHERS

                              DERIVED INFORMATION


                            $50,000,000 Certificates


                ADVANTA REVOLVING HOME EQUITY LOAN TRUST 1996-A

             Revolving Home Equity Loan Asset-Backed Certificates

                           ADVANTA National Bank USA
                                  (Originator)
                    ADVANTA Mortgage Conduit Services, Inc.
                                   (Sponsor)
                           ADVANTA Mortgage Corp. USA
                               (Master Servicer)

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).


Securities Offered(1):

      ------------- ------------ --------------- ------------ --------------------- ------------- ------------ -----------------
                                                  Estimated       Est. Principal      Expected      Stated         Expected
                      Expected                      WAL            Pmt. Window          Final        Final         Ratings
       Securities       Size       Benchmark        (yrs)             (mos)            Maturity     Maturity     (Moody's/S&P)
      ------------- ------------ --------------- ------------ --------------------- ------------- ------------ -----------------

      To 10% Call   $50,000,000   1 Mo. LIBOR      4.61            13 - 111 months    2/25/06      12/25/21        Aaa/AAA
      ------------- ------------ --------------- ------------ --------------- ------------- ------------ -----------------
      To Maturity   $50,000,000   1 Mo. LIBOR      4.83            13 - 183 months    2/25/12      12/25/21        Aaa/AAA
      ------------- ------------ --------------- ------------ --------------- ------------- ------------ -----------------

      (1) The base case pricing assumptions used are 25% CPR and 10% CDR.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

-------------------------------------------------------------------------------
LEHMAN BROTHERS
-------------------------------------------------------------------------------
Sensitivity Analysis


               Weighted Average Life and Principal Payment Window
             Sensitivity of the Certificates to Payments and Draws

                          (Assumes 10% Clean Up Call)

                      Conditional Prepayment Rate (% CPR)


-----------------------------------------------------------------------------------------------------------------------------------
                      10%               15%                20%             25%             30%              35%           40%
-----------------------------------------------------------------------------------------------------------------------------------
Constant Draw  WAL  Exp. Final  WAL  Exp. Final   WAL  Exp. Final   WAL  Exp. Final  WAL  Exp. Final WAL  Exp. Final  WAL Exp. Final
Rate (% CDR)   (yrs) (months)   (yrs) (months)    (yrs) (months)    (yrs) (months)   (yrs) (months)  (yrs) (months)  (yrs) (months)
-----------------------------------------------------------------------------------------------------------------------------------

 0%              9.35     271      6.44     181      4.90      134     3.83    105     3.11     85     2.59     71     2.20     60
 5%             10.16     273      6.98     187      5.36      140     4.27    111     3.44     90     2.84     75     2.40     64
10%             10.83     271      7.39     183      5.66      138     4.61    111     3.78     92     3.11     77     2.61     66
15%             10.04     238      7.84     178      6.00      136     4.88    110     4.13     93     3.43     79     2.86     68
20%              9.95     234      7.37     159      6.39      133     5.18    109     4.37     92     3.79     81     3.15     70
25%              9.90     232      7.30     156      6.07      120     5.53    107     4.65     91     4.01     80     3.50     71
-----------------------------------------------------------------------------------------------------------------------------------


                            Assumes No Clean-up Call

                      Conditional Prepayment Rate (% CPR)

-----------------------------------------------------------------------------------------------------------------------------------
                      10%               15%                20%             25%              30%             35%            40%
-----------------------------------------------------------------------------------------------------------------------------------
Constant Draw  WAL  Exp. Final  WAL  Exp. Final   WAL  Exp. Final   WAL  Exp. Final  WAL  Exp. Final WAL  Exp. Final  WAL Exp. Final
Rate (% CDR)   (yrs) (months)   (yrs) (months)    (yrs) (months)    (yrs) (months)   (yrs) (months)  (yrs) (months)  (yrs) (months)
-----------------------------------------------------------------------------------------------------------------------------------

 0%             9.37      278      6.86     277      5.28      272     4.12    231     3.34     186    2.78     155    2.36     131
 5%            10.16      278      7.39     277      5.73      272     4.56    231     3.67     189    3.04     158    2.56     134
10%            10.83      272      7.73     272      5.93      225     4.83    183     3.96     154    3.27     133    2.75     116

15%            10.25      272      8.11     255      6.20      196     5.05    161     4.27     137    3.55     119    2.98     106
20%            10.18      272      7.54     207      6.54      176     5.31    146     4.48     125    3.89     110    3.25      99
25%            10.13      272      7.46     200      6.17      149     5.63    134     4.74     116    4.09     103    3.57      93
----------------------------------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Sensitivity Analysis
 Percentage of Original Certificate Principal Balance - - Amortization Schedule

       (Assumes 10% Clean Up Call Exercised and a 10% Constant Draw Rate)

                         (Conditional Prepayment Rate)

-----------------------------------------------------------------------------------------------------------------------------------
       Date                 10%              15%            20%             25%              30%             35%              40%
-----------------------------------------------------------------------------------------------------------------------------------

   At Closing               100%            100%            100%             100%            100%             100%            100%
November 25, 1997           100%            100%            100%             100%             96%             89%              82%
November 25, 1998           100%             94%             89%              83%             74%             63%              54%
November 25, 1999           100%             89%             78%              69%             57%             45%              36%
November 25, 2000           90%              75%             62%              50%             39%             29%              21%
November 25, 2001           80%              63%             48%              37%             27%             18%              12%
November 25, 2002           71%              52%             38%              27%             18%             12%               0%
November 25, 2003           64%              44%             30%              20%             12%              0%               0%
November 25, 2004           57%              37%             24%              15%              0%              0%               0%
November 25, 2005           50%              31%             18%              11%              0%              0%               0%
November 25, 2006           45%              26%             14%               0%              0%              0%               0%
November 25, 2007           40%              22%             11%               0%              0%              0%               0%
November 25, 2008           36%              18%              0%               0%              0%              0%               0%
November 25, 2009           32%              15%              0%               0%              0%              0%               0%
November 25, 2010           28%              12%              0%               0%              0%              0%               0%
November 25, 2011           25%              10%              0%               0%              0%              0%               0%
November 25, 2012           22%               0%              0%               0%              0%              0%               0%
November 25, 2013           20%               0%              0%               0%              0%              0%               0%
November 25, 2014           18%               0%              0%               0%              0%              0%               0%
November 25, 2015           16%               0%              0%               0%              0%              0%               0%
November 25, 2016           14%               0%              0%               0%              0%              0%               0%
November 25, 2017           12%               0%              0%               0%              0%              0%               0%
November 25, 2018           11%               0%              0%               0%              0%              0%               0%
November 25, 2019            0%               0%              0%               0%              0%              0%               0%
-----------------------------------------------------------------------------------------------------------------------------------
  Average Life             10.83            7.39            5.66             4.61           3.78             3.11            2.61
-----------------------------------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

-------------------------------------------------------------------------------
LEHMAN BROTHERS
-------------------------------------------------------------------------------
Collateral Summary


 Total Number of Loans                                                                    1,282
 Aggregate Loan Principal Balance                                                $38,501,016.94
 Average Loan Principal Balance                                                      $30,031.99     $0 - $243,507
 Average Credit Limit                                                                $31,743.55     $10,000 - $246,000
 Average Credit Utilization Rate                                                         94.30%     0.00% - 103.30%
 Weighted Average Credit Utilization Rate                                                94.61%
 Weighted Average Coupon (1)                                                             11.40%     7.25% - 16.25%
 Weighted Average Margin                                                                  3.21%     1.00% - 8.00%
 Weighted Average Periodic Cap (per month)*                                               1.00%     1.00% - 1.00%
 Weighted Average Remaining Term (mos)                                                      272     259 - 276
 Weighted Average Original Term (mos)                                                       276     276 - 276
 Weighted Average Life Cap                                                               19.50%     17.25% - 24.00%
 Weighted Average CLTV                                                                   74.39%     7.10% - 88.45%
 Weighted Average Second Mtg. Ratio                                                      38.43%
    (for loans in second lien position only)
 Lien Position (first/second)                                                     34.82%/65.18%
 Property Type
         Single Family                                                                   97.06%
         Two to Four Family                                                               1.84%
         Condo                                                                            0.88%
         Other                                                                            0.22%
 Occupancy Status
     Owner Occupied / Investment                                                   99.71%/0.29%
 Geographic Distribution:                                                         NJ     14.74%     OH       6.51%
 (Other states account individually for less than 5%                              PA     12.32%     MD       6.25%
 of the Initial Pool Balance)                                                     NY     11.44%     VA       5.51%
                                                                                  IL      8.38%
 Loan Documentation                                                          Full Doc    99.89%
                                                                          Reduced Doc     0.11%
 Credit Class                                                                       A    69.25%
                                                                                    B    22.30%
                                                                                    C     8.46%
 Days Delinquent                                                              Current    98.58%
                                                                           30-59 Days     1.27%
                                                                           60-89 Days     0.15%


*  Subject to an annual periodic cap of 2%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).